SUMMARY PROSPECTUS Managers AMG Essex Large Cap Growth Fund TICKER: MGCAX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus and statement of additional information, dated April 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

The Managers AMG Essex Large Cap Growth Fund’s (the “Fund” and “Essex Large Cap Growth Fund”) investment objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund’s secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.92%

Total Annual Fund Operating Expenses[2]	1.72%

Fee Waiver and Expense Reimbursements[1]	(0.25%)

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.47%

[1]

Managers Investment Group LLC (“Managers” or the “Investment Manager”) has contractually agreed, until at least April 1, 2011, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.29% of the average daily net assets of the Fund, subject to later reimbursement by the Fund in certain circumstances, provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average net assets. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

[2]

The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements does not correlate to the ratio of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus, which reflects only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

Expense Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through April 1, 2011. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$150	$518	$910	$2,009

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in securities of large-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. Additionally, the Fund normally invests primarily in common and preferred stocks of U.S. companies. The term “large-capitalization” companies refers to companies with a minimum market capitalization of $3 billion at the time of purchase.

Essex Investment Management Company, LLC (“Essex”) serves as Subadvisor to the Fund and emphasizes a growth approach to investing by selecting stocks of companies it believes can generate strong growth in earnings and/or cash flow. Essex expects to generate returns from capital appreciation due to both earnings growth and an improvement in the market’s valuation of that stock. Essex typically:

•	Attempts to identify companies with above-average products and services and the ability to generate and sustain growth in earnings and/or cash flow over long periods.

•	Examines companies’ underlying businesses, financial statements, competitive environments, and management in order to assess the future profitability of each company.

•	Sells all or part of the Fund’s holdings in a particular stock if it believes that the current stock price is not supported by expectations regarding the company’s future growth potential.

SUM011-0410

MANAGERS AMG ESSEX LARGE CAP GROWTH FUND SUMMARY PROSPECTUS

Principal Risks

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the risks of investing in the Fund.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to re reflect future investor expectations rather than just current profits.

Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Performance

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 1.800.835.3879.

Calendar Year Total Returns as of 12/31/09

Best Quarter: 16.60% (4th Quarter 2001)

Worst Quarter: –25.80% (1st Quarter 2001)

Average Annual Total Returns1 as of 12/31/09

Managers AMG Essex Large Cap Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	32.39%	–0.77%	–7.31%
Return After Taxes on Distributions	32.39%	–0.77%	–7.56%
Return After Taxes on Distributions and Sale of Fund Shares	21.05%	–0.66%	–5.88%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	–3.99%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2	Managers Investment Group

MANAGERS AMG ESSEX LARGE CAP FUND SUMMARY PROSPECTUS

Portfolio Management

Investment Manager

Managers Investment Group LLC

Subadvisor

Essex

Portfolio Manager

David M. Goss, CFA

Senior Principal & Portfolio Manager, Essex; Portfolio Manager of the Fund since 04/05.

Buying and Selling Fund Shares

Initial Investment Minimum

Regular Account: $2,000

Individual Retirement Account: $1,000

Additional Investment Minimum

All accounts: $100

To Place Orders

Mail:

Managers

c/o PNC Global Investment

Servicing (U.S.) Inc.

P.O. Box 9769

Providence, RI 02940-9769

Phone: 1.800.548.4539

Transaction Policies

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail, by phone, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Tax Information

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Special rules apply to investments through such tax-advantaged plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a con conflict of interest by in influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	3